August _______, 1997


                      AGREEMENT AND PLAN OF REORGANIZATION

                                     between

                               GOLF VENTURES, INC.

                                       and

                           U.S. GOLF COMMUNITIES, INC.



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                                TABLE OF CONTENTS


PREMISES OF AGREEMENT......................................................  1

TERMS OF AGREEMENT.........................................................  3

         1.       Ownership of USGCD Securities............................  3
         2.       Plan of Reorganization...................................  3
         3.       Delivery of the USGCD Securities.........................  4
         4.       Tax-Free Exchange........................................  4
         5.       Representations and Warranties of the Affiliated
                  Shareholders.............................................  5
                  (a)      Clear Ownership.................................  5
                  (b)      Power to Perform Freely.........................  5
                  (c)      Shares Validly Issued Without Assessment
                           or Liabilities..................................  6
                  (d)      Statement Not Misleading........................  6
                  (e)      USGCD Financials Not Misleading.................  6
                  (f)      No Adverse Facts as to USGCD and its Securities.  6
                  (g)      USGCD Statements True...........................  7
                  (h)      Agreement and GVI Shares Accepted...............  7
                  (i)      Affiliated Shareholder Loans....................  7
                  (j)      Dissenter's Appraisal Rights Waived.............  7
                  (k)      No USGCD Merger Action Before Closing...........  8
                  (l)      Status of Non-Affiliated Shareholders...........  8
                  (m)      Certain Actions Not to Be Taken Before Closing..  9
                           (i)      No Debt or Securities..................  9
                           (ii)     No Encumbrances........................  9
                           (iii)    No Contracts or Modifications..........  9
                           (iv)     No Capital Expenditures................ 10
                           (v)      No Disposition of Assets............... 10
                           (vi)     No Stock Distributions or Redemptions.. 10
                           (vii)    No Business or Stock Acquisitions...... 10
                           (viii)   No Option or Commitments............... 10
                           (ix)     No Management Payments................. 10
                           (x)      No Misuse of Assets.................... 10
                           (xi)     No Change in Charter or Bylaws......... 11
                           (xii)    No Banking Changes..................... 11
         6.       Representations, Warranties and Covenants of USGCD....... 11
                  (a)      Exchange Securities Unencumbered; Sole
                           Equity; Corporate Power......................... 11
                  (b)      Corporate Existence and Power................... 12
                  (c)      Agreement is Lawful and Not a Breach of Law
                           or Contracts.................................... 12
                  (d)      Limitation on Issuance of Stock................. 12
                  (e)      No Stock Commitments; No Change of
                           Conversion Ratios............................... 12

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                  (f)      Capitalization.................................. 12
                  (g)      Legal Compliance................................ 13
                  (h)      No Litigation................................... 13
                  (i)      USGCD Financial Statements Not Misleading....... 13
                  (j)      No Material Adverse Changes..................... 13
                  (k)      No Extraordinary Liabilities, Payments or
                           Transfers....................................... 14
                  (l)      No Control Persons Distributions or Advances.... 14
                  (m)      All Taxes Current............................... 14
                  (n)      Assets Unencumbered............................. 15
                  (o)      No Material Breaches by USGCD or Third Parties.. 15
                  (p)      Employee Benefit Plans.......................... 15
                  (q)      Employment Agreements........................... 15
                  (r)      No Undisclosed Liabilities...................... 16
                  (s)      No Misleading Statements........................ 16
                  (t)      Shares Validly Issued without Assessment or
                           Liabilities..................................... 16
                  (u)      No Outstanding Rights to USGCD Equity........... 16
                  (v)      Dissenter's Appraisal Rights Waived............. 17
                  (w)      No Unpaid Dividends............................. 17
                  (x)      No USGCD Merger Action Before Closing........... 17
                  (y)      Certain Actions Not to Be Taken Before Closing.. 17
                           (i)      No Indebtedness........................ 17
                           (ii)     No Encumbrances........................ 17
                           (iii)    No Contracts or Modifications.......... 18
                           (iv)     No Capital Expenditures................ 18
                           (v)      No Disposition of Assets............... 18
                           (vi)     Dividends.............................. 18
                           (vii)    No Issuances of Securities............. 18
                           (viii)   No Option Grants or Commitments........ 18
                           (ix)     No Control Person Payments or Advances. 19
                           (x)      No Misuse of Assets.................... 19
                           (xi)     No Change in Charter or Bylaws......... 19
                           (xii)    No Banking Changes..................... 19
                  (z)      Corporate Authorization and Power; No Breach
                           of any Contracts or Order; No Filing or
                           Public Approval................................. 19
                  (aa)     Belief as to Sufficiency of Information
                           Received........................................ 20
                  (bb)     USGCD Bank Accounts............................. 20
                  (cc)     Environmental Matters........................... 20
                  (dd)     Material Contracts Not Disclosed in this
                           Agreement....................................... 20
                  (ee)     Representations True on Closing Date............ 20
                  (ff)     Permitted Activities............................ 21
                           (i)      Indebtedness in Ordinary Course........ 21
                           (ii)     Golf Interests Acquisitions............ 21
         7.       Representations and Warranties of GVI.................... 21
                  (a)      Corporate Existence and Power................... 21

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

                  (b) Due Authorization; Corporate Authorization and Power; No Breach of Contract or Order; No
                           Filing or Public Approval....................... 21
                  (c)      No Material Adverse Changes..................... 22
                  (d)      Lack of Conflicts............................... 23
                  (e)      Capitalization.................................. 23
                  (f)      Outstanding Options............................. 24
                  (g)      Corporate Approval of Transactions and Legal
                           Compliance...................................... 24
                  (h)      No Litigation................................... 25
                  (i)      Charter Documents............................... 25
                  (j)      All Taxes Current............................... 25
                  (k)      Assets Encumbrances............................. 25
                  (l)      No Material Breaches............................ 26
                  (m)      Employee Benefit Plans.......................... 26
                  (n)      Employment Agreements........................... 26
                  (o)      Inspection of Records........................... 26
                  (p)      Existing Insurance Policies..................... 27
                  (q)      GVI Financial Statements........................ 27
                  (r)      Shares Validly Issued without Assessment or
                           Liabilities..................................... 27
                  (s)      Accuracy of Representations..................... 28
                  (t)      Issuance of Additional Shares................... 28
                  (u)      Accuracy of Financial Statements................ 28
                           (i)      Management Stock....................... 29
                           (ii)     ARDCO Stock............................ 29
                           (iii)    Series B Preferred..................... 29
                           (iv)     All Liabilities Disclosed on GVI's
                                    Financial Statements................... 29
                  (v)      No Mergers Prior to Closing..................... 29
                  (w)      No New GVI Equity or Debt Securities............ 30
                  (x)      Actions Not to be Taken Prior to Closing........ 30
                           (i)      No Indebtedness........................ 30
                           (ii)     No Encumbrances........................ 30
                           (iii)    No Contracts or Modifications.......... 30
                           (iv)     No Capital Expenditures................ 30
                           (v)      No Disposition of Assets............... 31
                           (vi)     No Dividends or Redemptions............ 31
                           (vii)    No Issuance of Securities.............. 31
                           (viii)   No Options............................. 31
                           (ix)     No Management Payments................. 31
                           (x)      No Improper Use of Assets.............. 31
                           (xi)     No Change in Charter or Bylaws......... 32
                           (xii)    No Banking Change...................... 32
                  (y)      No Undisclosed Liabilities...................... 32
                  (z)      Material Contracts.............................. 32
                  (aa)     Environmental Matters........................... 33
                  (bb)     Continuing Accuracy............................. 33

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         8.       Covenants of USGCD and the Affiliated Shareholders...... 33
                  (a)      Subscription Agreements........................ 33
                  (b)      Certificates................................... 33
                  (c)      Golf Interests Acquisition..................... 33
                           (i)      Acquisition of Interests.............. 33
                           (ii)     European Indebtedness................. 34
                  (d)      Underwriting Agreement......................... 35
                  (e)      Legal Opinion.................................. 35
                  (f)      Lock-up Agreement.............................. 35
                  (g)      Access to Records.............................. 36
                  (h)      Insurance Policies............................. 36
                  (i)      Corporate Documents............................ 36
                  (j)      Furnishing of Audited Financial Statements..... 37
                  (k)      Employment Arrangements........................ 37
                  (l)      Observance of Terms of Material Contracts...... 37
         9.       Covenants of GVI........................................ 38
                  (a)      Resignation of Directors and Officers.......... 38
                  (b)      Legal Opinion.................................. 39
                  (c)      Secondary Trading.............................. 39
                  (d)      Securities Law Compliance...................... 39
                  (e)      Proxy Matters.................................. 39
                  (f)      Amendment of SEC Filings....................... 40
                  (g)      Officers' Resignations......................... 40
         10.      Registration Rights..................................... 40
                  (a)      "Piggy-back Rights."........................... 40
                           (i)      Notice................................ 41
                           (ii)     Inclusion of Shares................... 41
         (b)      Underwriting Agreement.................................. 41
                  (c)      Exclusion of Shares............................ 42
                  (d)      Withdrawal..................................... 42
                  (e)      "Blackout Period."............................. 42
                  (f)      Selling Expenses............................... 43
                  (g)      Registration Information....................... 44
                           (i)      Effective Status...................... 44
                           (ii)     Prospectus Delivery................... 44
                  (h)      Completion of Information...................... 44
                  (i)      Expiration of Rights........................... 45
                  (j)      Insider Limitations............................ 45
         11.      Conditions Precedent to Closing......................... 46
                  (a)      GVI's Conditions Precedent..................... 46
                           (i)      Stock Certificates.................... 46
                           (ii)     Officer's Certificates................ 46
                           (iii)    Resolutions........................... 46
                           (iv)     Affiliated Shareholder Certificates... 46

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

                           (v)      Financial Statements.................. 47
                           (vi)     Good Standing......................... 47
                           (vii)    Tax Certification..................... 47
                           (viii)   Employment Agreement.................. 47
                           (ix)     Investment Letters.................... 47
                           (x)      Legal Opinions........................ 47
                           (xi)     Cold Comfort Letter................... 47
                           (xii)    Lock Up Agreement..................... 48
                           (xiii)   Satisfaction of Covenants............. 48
                  (b)      Conditions Precedent of USGCD.................. 48
                           (i)      Stock Certificates.................... 48
                           (ii)     Officer's Certificates................ 49
                           (iii)    Resolutions........................... 49
                           (iv)     Legal Opinions........................ 49
                           (v)      Cold Comfort Letter................... 49
                           (vi)     Board Composition..................... 49
                           (vii)    Satisfaction of SEC Requirements...... 49
                           (viii)   Satisfaction of Covenants............. 50
                           (ix)     Good Standing......................... 50
                           (x)      Tax Certificate....................... 50
                           (xi)     Shareholder Matters................... 50
         12.      Indemnification by GVI, USGCD and the Affiliated
                  Shareholders............................................ 51
         13.      The USGCD Securityholders' Investment Intent............ 51
                  (a)      Private Issuances.............................. 51
                           (i)      Investment Purposes................... 52
                           (ii)     Present Intent........................ 52
                  (b)      Restrictive Legend............................. 52
         14.      Access and Information.................................. 52
         15.      Expenses................................................ 53
         16.      Closing Date............................................ 53
         17.      Termination............................................. 54
                  (a)      Termination By Either Party.................... 54
                           (i)      Failure to Close...................... 54
                           (ii)     Failure to Comply with
                                    Representations, Warranties or
                                    Covenants............................. 54
                           (iii)    Governmental Action................... 54
                  (b)      Mutual Consent................................. 55
         18.      Effect on Termination................................... 55
         19.      Exclusive Negotiation Period............................ 55
         20.      Meaning of "Material.".................................. 57
         21.      Amendment............................................... 57
         22.      Waiver.................................................. 57
         23.      Broker and Investment Banking Fees...................... 57
         24.      Binding Effect.......................................... 58

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         25.      Entire Agreement........................................ 58
         26.      Governing Law........................................... 58
         27.      Arbitration............................................. 58
         28.      Originals............................................... 59
         29.      Notices................................................. 59
         30.      Release of Information.................................. 60
         31.      Separability............................................ 60
         32.      Captions................................................ 61

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

                      AGREEMENT AND PLAN OF REORGANIZATION


PREMISES OF AGREEMENT.
         THIS AGREEMENT AND PLAN OF REORGANIZATION, dated as of the ______ day of August, 1997 (this "Agreement," which term includes the Exhibits and
Schedules hereto, now or hereafter furnished), is by and among (a) GOLF VENTURES, INC., a Utah corporation with principal offices at 102 West 500 South, Suite 400, Salt Lake City, Utah 84101 ("GVI," which term includes its consolidated and unconsolidated subsidiaries, if any); (b) U.S. GOLF COMMUNITIES, INC., a Delaware corporation with principal offices at 255 South Orange Avenue, Suite 1515, Orlando, Florida 32801 ("USGCD," which term includes its consolidated and unconsolidated subsidiaries, if any); (c) the intended holders of the USGCD Common Shares (defined below) whose signatures, names and addresses are to appear on EXHIBIT 1 annexed hereto and made a part hereof (such shareholders are hereinafter collectively referred to as the "Affiliated Shareholders"); (d) the intended holders of the USGCD Common Shares whose names, addresses and signatures are to appear on EXHIBIT 2 annexed hereto and made a part hereof (such shareholders are hereinafter collectively referred to as the "Nonaffiliated Shareholders"); and (e) the intended holders of options (the "USGCD Options") under the USGCD Equity Incentive Option Plan and the USGCD Incentive Compensation Plan, whose signatures, names and addresses appear are to on EXHIBIT 3 annexed hereto and made a part hereof (such holders of options are hereinafter collectively referred to as the "Option Holders"; the Affiliated Shareholders, the Non-Affiliated Shareholders and the Option Holders shall sometimes be collectively referred to below as the "USGCD Securityholders" and

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certain of their  signatures  may be  affixed  pursuant  to powers of  attorney, copies of which shall be presented to GVI's counsel for reasonable approval as to form and substance).
                                   WITNESSETH:

         A. WHEREAS, GVI desires, pursuant to this Agreement, to exchange an aggregate of 26,690,319 heretofore authorized but unissued shares of its common stock, $.001 par value per share (the "Common Stock") solely for all of USGCD's intended to be issued and outstanding shares of common stock, (the "USGCD Common Shares") and to reserve additional shares of the GVI Common Stock for issuance to the Option Holders pursuant to outstanding and issuable USGCD Options. (The USGCD Common Shares and the outstanding USGCD Options are sometimes collectively referred to below as the "USGCD Securities").

         B. WHEREAS, the USGCD Securityholders desire, pursuant to this Agreement, to exchange all of the USGCD Securities for Common Stock or for GVI options entitling the holder thereof to acquire Common Stock, upon the terms and conditions hereinafter set forth and for the purpose of carrying out a tax-free exchange within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

         C. WHEREAS, in order to carry out the foregoing intents, GVI, USGCD and the USGCD Securityholders desire to enter into and adopt this Agreement.

         NOW, THEREFORE, in consideration for the exchange of securities herein enumerated, and the above Premises of Agreement incorporated herein, the parties hereby agree as follows:

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TERMS OF AGREEMENT.
         1. Ownership of USGCD Securities. The Affiliated Shareholders and the Nonaffiliated Shareholders (the "Common Shareholders") at Closing shall own all of the USGCD Common Shares as set forth on EXHIBITS 1 and 2, respectively. The Option Holders at Closing shall hold the USGCD Options shown on EXHIBIT 3.
         2. Plan of Reorganization. By virtue of their respective execution of this Agreement, GVI and the USGCD Securityholders hereby agree and consent that, subject to the satisfaction by USGCD and the Affiliated Shareholders on the one hand, and by GVI on the other hand, of the covenants and conditions precedent described in this Agreement in Sections 8 and 11, respectively, on the one hand, and in Sections 9 and 11, respectively, on the other hand, on the Closing Date (as hereinafter defined) all of the USGCD Securities shall be exchanged with GVI for the Common Stock or, in the case of the Option Holders, for GVI options entitling the holder thereof to acquire Common Stock. The Common Stock is, or shall be, comprised of authorized but unissued shares of the Common Stock of GVI and shall be exchanged on the following basis: 4.26 shares of Common Stock for each one (1) USGCD Common Share(s) tendered and exchanged therefor (the "Conversion Ratio"). It is the intent of the parties hereto that the pre-Reorganization, as defined herein, shareholders of GVI shall retain approximately 19% of the Common Stock following the consummation of this transaction (the "Reorganization"). In the event that either USGCD or GVI should issue additional equity or rescind any currently outstanding equity prior to the Closing Date, as defined herein, the Conversion Ratio shall be adjusted proportionately to preserve the foregoing expectation. Fractional shares shall be rounded up to the nearest whole share.

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Prior to such exchange,  GVI also shall establish as its own stock option plans, plans identical to the USGCD Equity Incentive Option Plan and the USGCD Incentive Compensation Plans, and shall reserve 3,000,000 (post-Reorganization) additional shares of GVI Common Stock for issuance thereunder. The Option Holders shall be entitled to exercise their respective USGCD Options with respect to their pro rata portion of such reserved shares. GVI hereby agrees to issue to the USGCD Securityholders and the USGCD Securityholders hereby accept, in exchange for the USGCD Securities, an aggregate of 26,690,319 shares of Common Stock and the GVI options as described above. The shares of Common Stock shall be issued to the USGCD Securityholders based upon the number of USGCD Common Shares held as indicated on EXHIBITS 1 AND 2.

         3. Delivery of the USGCD Securities. On the Closing Date, the USGCD Common Shareholders will deliver to the transfer agent of GVI, Atlas Stock Transfer Corporation in Salt Lake City, Utah (the "Transfer Agent"), in exchange for the Common Stock as hereinabove provided, certificates representing all of the issued and outstanding USGCD Common Shares duly endorsed in blank with signature guaranteed or with executed stock powers attached thereto with signature guaranteed and in transferrable form with any required documentary or transfer tax stamps affixed at the USGCD Common Shareholders' sole and exclusive expense so as to make GVI the sole owner thereof, free and clear of any and all liens, claims and encumbrances, of any nature whether accrued, absolute, contingent or otherwise.

         4. Tax-Free Exchange. Each party hereto intends that the transaction embodied by this Agreement shall be and shall qualify as a reorganization and a tax-free exchange under Section 368(a)(1)(B) of the Code; and in furtherance thereof, each party hereby agrees not to take any action which would impair the treatment of the exchange as a tax-free reorganization for tax purposes.

         5. Representations and Warranties of the Affiliated Shareholders. By virtue of their respective execution of this Agreement, and except for any expressly contrary information herein or set forth on any and all Schedules or Exhibits annexed to this Agreement and incorporated herein by reference (any information on one shall be deemed to be included on all), the Affiliated Shareholders hereby jointly and severally (except as to Sections 5(a), (b) and (d), which are several, not joint, representations and warranties) represent and warrant to GVI as follows:
                  (a) Clear Ownership. They each are the sole record and beneficial owner of the USGCD Common Shares set forth opposite their respective names on EXHIBIT 1 hereof, have the sole and undisputed power, right and authority to sell, transfer, option, pledge or hypothecate the same and own said USGCD Common Shares free and clear of any and all liens, suits, proceedings, claims and encumbrances of any kind, nature or description whether accrued, absolute, contingent or otherwise.
                  (b) Power to Perform Freely. They each have the power, right and authority to execute and perform this Agreement and the execution, delivery and performance of this Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any provisions of law, trust or any existing agreement, indenture or other instrument to which they are a party or by which the USGCD Common Shares owned by them may be bound or affected.

                  (c) Shares Validly Issued Without Assessment or Liabilities. To the best of their individual knowledge and belief, the USGCD Common Shares owned by each USGCD Securityholder are duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof.
                  (d) Statement Not Misleading. The information given and every representation, warranty and statement made or furnished by the Affiliated Shareholders herein is true, correct and does not contain a misstatement of a material fact or omit to state any material fact required in order to make the statements and representations, in light of the circumstances under which they were made, not misleading.
                  (e) USGCD Financials Not Misleading. SCHEDULE 5(e) hereto contains the unaudited balance sheet, statement of operations, statement of cash flows of USGCD for the twelve (12) months ended December 31, 1996, giving effect to the Golf Interests Acquisition, as defined herein below, and the six (6) month period ended June 30, 1997, also giving effect to the Golf Interests Acquisition (the "USGCD Unaudited Financial Statements"). The USGCD Unaudited Financial Statements fairly and accurately present the financial condition and retained deficit as of the dates and during the periods indicated therein subject to the absence of notes and year-end adjustments and respective values of USGCD's properties, and to the best of their knowledge, the USGCD Unaudited Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated.
                  (f) No Adverse Facts as to USGCD and its Securities. Except as disclosed on SCHEDULE 5(f) hereof, the Affiliated Shareholders have no knowledge of any material fact or facts other than disclosed herein or in the Exhibits or Schedules annexed hereto which will adversely affect the business or financial condition of USGCD or the title of GVI to the USGCD Common Shares to be exchanged with GVI hereunder, and each of the Affiliated Shareholders agrees that they will notify GVI of any such facts if they acquire knowledge of the same prior to the Closing Date.

                  (g) USGCD Statements True. To the best of each Affiliated Shareholders' knowledge and belief, each of the representations and warranties of USGCD in Section 6 herein are true and correct.
                  (h) Agreement and GVI Shares Accepted. Each Affiliated Shareholder has read and understands both this Agreement and the nature and parameters of the transaction underlying the same, accepts and agrees to the consummation of the transaction enumerated herein and accepts the distribution of the shares of GVI Common Stock (subject to the holding period and resale restrictions attendant thereupon) together with the representations, warranties and covenants made herein as the sole and exclusive consideration for the transfer and exchange of the entire issued and outstanding equity interest in USGCD represented by the USGCD Common Shares owned by them.
                  (i) Affiliated Shareholder Loans. Except for the loans reflected on the USGCD Unaudited Financial Statements or on SCHEDULE 5(i) hereto, USGCD is not indebted to any Affiliated Shareholders pursuant to any promissory note, instrument or document not reflected in the USGCD Unaudited Financial Statements.
                  (j) Dissenter's Appraisal Rights Waived. No Affiliated Shareholder has any right of appraisal or similar right to dissent from the

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transaction  made the subject of this  Agreement and to demand payment for USGCD shares which right will not be waived prior to the Closing Date and all such rights are hereby waived and released.
                  (k) No USGCD Merger Action Before Closing. Prior to the Closing Date, the Affiliated Shareholders will not vote for or authorize the reorganization, recapitalization, merger, consolidation, stock split or other similar corporate action on behalf of USGCD except as may be required to effectuate the terms and conditions of this Agreement.
                  (l)  Status  of  Non-Affiliated  Shareholders.   To  the  best
knowledge of the Affiliated Shareholders, each Non-Affiliated Shareholder set forth on EXHIBIT 2 of this Agreement (i) is the sole record and beneficial owner of the USGCD Common Shares, (ii) has the sole and undisputed power, right and authority to sell, transfer, option, pledge or hypothecate the same and owns such USGCD Common Shares free and clear of any and all liens, suits, proceedings, claims and encumbrances of any kind, nature or description, whether accrued, absolute, contingent or otherwise; (iii) has the power, right and authority to execute and perform under this Agreement and the execution, delivery and performance of this Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any provisions of law, trust, or any existing Agreement, indenture or other instrument to which such person is a party; (iv) the USGCD Common
Shares owned by each Non-Affiliated Shareholder are duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof; and (v) each Non-Affiliated Shareholder has read and indicated his understanding both of this Agreement and the nature and parameters of the transaction, and accepts and agrees to the consummation of the Reorganization enumerated herein, and accepts the distribution of the shares of

Common Stock or other securities entitling the Holder thereof to acquire Common Stock (subject to the holding period and resale restrictions attended thereupon) as the sole and exclusive consideration for the transfer and exchange of the entire issued and outstanding equity interest in USGCD represented by the USGCD Common Shares held by such Non-Affiliated Shareholder.
                  (m) Certain Actions Not to Be Taken Before Closing. Prior to the Closing Date, the Affiliated Shareholders will not, without the prior written consent of GVI, cause or authorize USGCD to:
                           (i)      No Debt or Securities.  Except as  set forth
on SCHEDULE 5(m)(i), create or incur any indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business or the refinancing of existing debt; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm or corporation; any of which will result in a material increase in the obligations assumed by GVI as a result of this transaction;
                           (ii)     No  Encumbrances.   Create  or   incur   any
mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of USGCD's properties or assets, except in the ordinary course of business;
                           (iii)    No  Contracts  or  Modifications.   Make  or
become a party to any material contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;

                           (iv)     No Capital Expenditures.  Make any  material
capital expenditure or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;
                           (v)      No   Disposition   of   Assets.   Except  as
disclosed on SCHEDULE 5(m)(i), sell or otherwise dispose of any of its assets except sales in the ordinary course of business;
                           (vi)     No   Stock   Distributions  or  Redemptions.
Declare or pay any dividend on, or make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock without effecting a proportionate adjustment in the Conversion Ratio as provided for in Section 2 of this Agreement;
                           (vii)    No Business or  Stock Acquisitions.  Acquire
any stock of any corporation or any interest in any business enterprise except as may be required to effectuate the terms and conditions of this Agreement;
                           (viii)   No Option or  Commitments.  Grant any option
or make any commitment relating to the authorized or issued capital stock of USGCD other than as set forth on EXHIBIT 3;
                           (ix)     No Management Payments. Pay or agree to pay,
conditionally or otherwise, any pension or severance pay to any director, officer, Affiliated Shareholder, or make any advances to or increase the compensation of, any director, officer or Affiliated Shareholder;
                           (x)      No  Misuse  of  Assets.  Use  any  assets or
properties, except for proper corporate purposes in the ordinary course of business;

                           (xi)     No  Change in  Charter or  Bylaws.  Make any
change in USGCD's Certificate of Incorporation or Bylaws; and
                           (xii)    No  Banking  Changes.  Change any of USGCD's
banking or safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business.
         6. Representations, Warranties and Covenants of USGCD. By virtue of its execution of this Agreement, USGCD hereby represents, warrants and covenants to GVI as follows:
                  (a) Exchange Securities Unencumbered; Sole Equity; Corporate Power. The USGCD Common Shares to be transferred to GVI on the Closing Date, and the USGCD Options, will constitute all of the issued and outstanding equity securities of USGCD as of the Closing Date (and as of the Closing, there shall be no debt securities of USGCD not previously disclosed to GVI). The USGCD Securities will be transferred free and clear of any and all options, contracts, calls, commitments or demands of any character and there will be no outstanding options, contracts, calls, liens or demands of any character relating to such equity interest in USGCD; that is, the USGCD Securities to be transferred to GVI on the Closing Date will constitute the complete ownership, legal and equitable, record and beneficial, of the equity of USGCD on the Closing Date. As of the Closing Date, and except as described herein or disclosed on SCHEDULE 6(a), USGCD shall not own any equity interest in any other corporation, partnership, joint venture or proprietorship; and shall have on the Closing Date full corporate power and authority to carry on its business as the same shall be conducted between the date hereof and the Closing Date.

                  (b) Corporate Existence and Power. USGCD, at the Closing Date, will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and authorized to do business in the states of Texas, North Carolina, Florida and Michigan with full power and authority to conduct its business as the same is presently being conducted.
                  (c) Agreement is Lawful and Not a Breach of Law or Contracts. The execution and performance of this Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Certificate of Incorporation or Bylaws of USGCD or of any existing agreement, indenture or other instrument to which USGCD is a party or to which any of its businesses, assets or properties may be bound or affected.
                  (d) Limitation on Issuance of Stock. Prior to the Closing Date, USGCD will not cause the original issuance of any of its authorized but unissued shares of common stock without effecting a proportionate adjustment in the Conversion Ratio set forth in Section 2 of this Agreement.
                  (e) No Stock Commitments; No Change of Conversion Ratios. There are not, and will not be at any time prior to the Closing Date, any outstanding options, warrants, rights, contracts, calls, demands or commitments of any type, kind or character relating to the capital stock of USGCD, except for USGCD Options set forth in EXHIBIT 3.
                  (f) Capitalization. The capitalization of USGCD, immediately prior to the Closing, will be as follows:

                  Authorized     Type of Security         Issued and Outstanding
                  1,000,000      Common Stock             1,000,000
                  - 0 -          Options on Common Stock  3,000,000+1

                  (g) Legal Compliance. USGCD has complied in all material respects and at all times until the Closing Date will comply in all material respects with all applicable state, federal and local laws, regulations and ordinances. USGCD has not been notified, as of the date of this Agreement, that it has failed to so comply with any such requirements.
                  (h) No Litigation. There is no litigation or governmental proceeding or investigation pending or, to the knowledge of USGCD, threatened or in prospect against USGCD, any of its officers, directors or Affiliated
Shareholders or their properties or relating to its capital stock. USGCD will notify GVI promptly of any such initiated or threatened proceedings or litigation which may arise or be instituted at any time prior to the Closing Date.
                  (i) USGCD Financial Statements Not Misleading. The USGCD Unaudited Financial Statements attached hereto as SCHEDULE 5(e) are true and correct in all material aspects, and do not omit to state any material fact required or necessary to make such statements, in light of the circumstances in which they are made, not misleading.
                  (j) No Material Adverse Changes. To the best knowledge and belief of USGCD, except as set forth on SCHEDULE 6(j), there has been no material adverse change in the financial condition of USGCD since the date of the USGCD's Unaudited Financial Statements.
--------
1To be converted into shares of Common Stock of GVI.

                  (k) No Extraordinary Liabilities, Payments or Transfers. Except as reflected on the USGCD Unaudited Financial Statements set forth on
SCHEDULE 5(e), USGCD: (i) has not incurred any liability or made any payments except as set forth on SCHEDULE 6(k), other than in the regular and normal course of its business and between the date of this Agreement and the Closing
Date, and (ii) has not transferred any property for less than a fair and adequate consideration.
                  (l) No Control Persons Distributions or Advances. USGCD has not declared or paid since the date of the USGCD Unaudited Financial Statements, and will not declare or pay prior to the Closing Date, any dividends or make any distribution, directly or indirectly, of any of its assets to Affiliated Shareholders, officers or directors, except for previously authorized management fees and salaries or distributions in accordance with historical practice as set forth on SCHEDULE 6(l), and normal expense reimbursements, nor has it made, since the date of the USGCD Unaudited Financial Statements nor will it make prior to the Closing Date, any loans, advances or distributions to them except for those disclosed on SCHEDULE 6(1).
                  (m) All Taxes Current. To the best knowledge and belief of USGCD and except as set forth on SCHEDULE 6(m) annexed hereto, any and all taxes accrued or asserted against USGCD have been paid, or USGCD has established adequate reserves therefor. All tax returns for USGCD required to be filed have been or will be filed for all periods ending on or before the Closing Date; no extensions of the applicable statutes of limitations have been, or will be, prior to the Closing Date, applied for by USGCD. Any and all additional taxes arising from the operation of USGCD for any period up to and including the

Closing Date and not provided for on the books and records of USGCD are and shall be the sole liability of USGCD. Copies of the most recently filed federal, state and local tax returns shall be furnished to GVI and its counsel prior to the Closing Date.
                  (n) Assets Unencumbered. Except as set forth in the USGCD Unaudited Financial Statements set forth on SCHEDULE 5(e) hereto or on SCHEDULE 6(n) annexed hereto, USGCD has clear and unencumbered title to all of the assets and property owned by it and to the extent reflected in the USGCD Unaudited Financial Statements and USGCD has no material assets that are not reflected in the USGCD Unaudited Financial Statements.
                  (o) No Material Breaches by USGCD or Third Parties. To the best knowledge and belief of USGCD, USGCD is not in material default under any material contract or obligation, except as previously disclosed and set forth on
SCHEDULE 6(o), and all third parties with whom USGCD has contractual arrangements are in material compliance therewith and are not in material default thereunder.
                  (p) Employee Benefit Plans. Except as set forth on SCHEDULE 6(p) hereto, USGCD has not adopted, and, without the written consent of GVI, will not prior to the Closing Date adopt, any life insurance, hospitalization insurance, profit sharing, stock option plans, pension or retirement benefit plans or arrangements or deferred compensation agreements whether or not legally binding, nor is USGCD presently paying any pension or retirement allowance.
                  (q) Employment Agreements. USGCD has not adopted, and, without written consent of GVI, will not adopt prior to the Closing Date, any employment or collective bargaining agreements, except as previously disclosed and set forth on SCHEDULE 6(q).
                  (r) No Undisclosed Liabilities. To the best of the knowledge and belief of USGCD, there are no material liabilities, either fixed or contingent,  not  reflected in the USGCD  Unaudited  Financial  Statements or on
SCHEDULE 6(r) annexed hereto, except that there may be contracts or obligations incurred in the usual course of business not reflected therein which, if disclosed, would not materially adversely affect the financial condition of USGCD as reflected in such statements.
                  (s) No Misleading Statements. No representation or warranty made by USGCD in this Agreement and any Schedule hereto furnished or to be furnished to GVI contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required or necessary to make the statements and representations herein or therein made, in light of the circumstances under which they were made, not misleading.
                  (t) Shares Validly Issued without Assessment or Liabilities. On the Closing Date, USGCD shall have authorized, issued and outstanding the securities set forth in clause (f) of this Section 6, except for those securities for which a proportionate adjustment in the Conversion Ratio shall have been made as provided for in Section 2 of this Agreement and all USGCD Common Shares indicated as being issued and outstanding on the Closing Date shall be duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attached to the ownership thereof.
                  (u) No Outstanding Rights to USGCD Equity. Except as disclosed in this Agreement and in the Exhibits and Schedules attached hereto, there are no outstanding rights to subscribe to shares of stock of USGCD and none will be so authorized subsequent to the execution of this Agreement without the prior written consent of GVI except as contemplated in connection with the Golf Interests Acquisition, as defined below in Section 8(c).
                  (v) Dissenter's Appraisal Rights Waived. No USGCD Securityholder has any right of appraisal or similar right to dissent from the transaction made the subject of this Agreement and to demand payment for his shares which right will not be waived prior to the Closing Date and all such rights are hereby waived and released.
                  (w)      No Unpaid Dividends.  USGCD has no unpaid dividends.
                  (x) No USGCD Merger Action Before Closing. Prior to the Closing Date, USGCD will not authorize a reorganization, recapitalization, merger, consolidation, stock split or take other similar corporate action except as may be required to effectuate the terms and conditions of this Agreement.
                  (y) Certain Actions Not to Be Taken Before Closing. Prior to the Closing Date, and except as contemplated in connection with the Golf Interests Acquisition, USGCD will not, without the prior written consent of GVI:
                           (i)      No  Indebtedness.  Except  as  set  forth on
SCHEDULE 5(m)(i), create or incur any indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm or corporation;
                           (ii)     No   Encumbrances.   Create  or   incur  any
mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of USGCD's properties or assets, except in the ordinary course of business;

                           (iii)    No Contracts or  Modifications.  Without the
prior written consent of GVI which shall not be unreasonably withheld, make or become a party to any contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;
                           (iv)     No Capital Expenditures.  Without the  prior
written consent of GVI which shall not be unreasonably withheld, make any material capital expenditure or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;
                           (v)      No Disposition of Assets.  Without the prior
written consent 01 GVI which shall not be unreasonably withheld, except as disclosed on SCHEDULE 5(m)(i), sell or otherwise dispose of any of its assets except sales in the ordinary course of business;
                           (vi)     Dividends.  Declare or  pay any dividend on,
or make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock, except as may be required by the terms thereof without effecting a proportionate adjustment in the Conversion Ratio as required by Section 2 of this Agreement;
                           (vii)    No  Issuances of  Securities.  Issue or sell
any additional shares of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise without effecting the proportionate adjustment in the Conversion Ratio required by Section 2 of this Agreement;
                           (viii)   No Option  Grants or Commitments.  Grant any
option or make any commitment relating to the authorized or issued capital stock of USGCD;

                           (ix)     No Control Person Payments or Advances.  Pay
or agree to pay, conditionally or otherwise, any pension or severance pay to any director, officer, or make any advances to or increase the compensation of, any officers or employees;
                           (x)      No  Misuse  of  Assets.  Use  any assets  or
properties except for proper corporate purposes;
                           (xi)     No Change in Charter or Bylaws.  Without the
prior written consent of GVI which shall not be unreasonably withheld, make any change in its Certificate of Incorporation or By-Laws;
                           (xii)    No Banking  Changes.  Change  any of USGCD's
banking or safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business.
                  (z) Corporate Authorization and Power; No Breach of any Contracts or Order; No Filing or Public Approval. USGCD has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will be prior to Closing Date duly authorized by USGCD's Board of Directors, and USGCD shall furnish GVI with true copies of any and all documentation evidencing such action. USGCD is not subject to or obligated under any contract provision or any license, franchise or permit, or subject to any order or decree, which would be breached or violated by USGCD's execution and performance of this Agreement in the time and manner contemplated herein. Except as required by applicable securities laws or as set forth on
SCHEDULE 6(z), no filing or registration with, or authorization, consent or approval of any public body or authority is necessary to execute or perform this Agreement and the consummation by USGCD of the transactions contemplated hereby.
                  (aa) Belief as to Sufficiency of Information Received. By virtue of its execution of this Agreement, USGCD hereby acknowledges and accepts that it has been furnished with all information concerning the business and financial condition and corporate status of GVI which USGCD's management deemed necessary to its decision to proceed with the transactions as described herein.
                  (bb) USGCD Bank Accounts. Other than as set forth on SCHEDULE 6(bb) annexed hereto, USGCD maintains no deposit, checking, or other accounts, however described or wherever located.
                  (cc) Environmental Matters. To the best knowledge of USGCD, none of the properties held by the entities listed in Section 8(c) are or may be impaired by or subject to claims or restrictions resulting from the deposit of toxic or other hazardous materials on or near such properties. Further, to the best knowledge of USGCD, none of the properties held by the entities listed in
Section 8(c) are or may be the subject of any violation or restriction of any state or federal law, rule or regulation relating to the protection of the environment.
                  (dd)  Material  Contracts  Not  Disclosed  in this  Agreement.
SCHEDULE 6(cc) annexed hereto sets forth a complete list of all material contracts to which USGCD is a party or to which USGCD is subject and that are not otherwise disclosed pursuant to this Agreement. USGCD has provided GVI with true and correct copies of all such agreements.
                  (ee) Representations True on Closing Date. Each of the representations in this Section 6 shall be true and correct at the Closing Date.

                  (ff) Permitted Activities. Notwithstanding anything to the contrary elsewhere in this Agreement, USGCD shall be permitted prior to the consummation of the Reorganization to do either of the following:
                           (i)      Indebtedness  in   Ordinary   Course.  Incur
indebtedness on an unsecured basis for the purpose of funding its continuing operations (in a manner consistent with the terms of this Agreement); or
                           (ii)     Golf  Interests   Acquisitions.   Issue,  in
connection with the Golf Interests Acquisition, 1,000,000 shares of its Common Stock.
         7. Representations and Warranties of GVI. By virtue of its execution of this Agreement, GVI hereby represents and warrants to USGCD and the USGCD Securityholders as follows:
                  (a) Corporate Existence and Power. GVI is and on the Closing Date will be a corporation duly organized, validly existing and in good standing under the laws of the State of Utah with full power and authority to conduct its business as the same is presently being conducted.
                  (b) Due Authorization; Corporate Authorization and Power; No Breach of Contract or Order; No Filing or Public Approval. GVI has the corporate power to enter into this Agreement and carry out its obligations hereunder. By the Closing Date, the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby will have been duly authorized by GVI's Board of Directors and shareholders and no other corporate action or proceeding on the part of GVI will be necessary to authorize this Agreement and the consummation of transactions contemplated hereby. Prior to the Closing Date, GVI will provide USGCD's attorneys with resolutions of the Board of Directors of GVI which duly authorize the officers of GVI to effectuate and consummate the transaction which is the subject of this Agreement, and further GVI will furnish USGCD with documentation which constitutes and comprises all consents, approvals, waivers, filings, registrations and other actions required of or to be made with other persons or governmental authorities in connection with the transaction contemplated herein under the laws of the State of Utah and any other applicable states and evidencing compliance with or an applicable exemption from the registration provisions of (i) Section 5 of the Securities Act of 1933 (the "Securities Act") and (ii) applicable state securities laws. Except for matters disclosed to USGCD, GVI is not subject to or obligated under any charter, by-laws or contract or any license, franchise or permit, or subject to any order or decree, which would be breached or violated by the execution, delivery and performance of this Agreement by GVI in the time and manner contemplated herein. Other than as referred to herein or in connection, or in compliance with the provisions of the Securities Act, and the securities ("blue sky") laws of the various states, no filing or registration with or authorization, consent or approval of, any public body or authority is necessary for the consummation by GVI of the transaction contemplated by this Agreement.
                  (c) No Material Adverse Changes. Except for the actions set forth and disclosed on SCHEDULE 7(c), since the March 31, 1997 date of the Audited Financial Statements, there has not been and will not be without the consent of USGCD: (i) any material adverse change in the financial condition of GVI; (ii) any material change in the corporate status of GVI; (iii) any unpaid dividends, declaration, setting aside or payment of any dividend (whether in cash, stock or property) with respect to the capital stock of GVI; (iv) any collective bargaining agreement, labor dispute, other than routine matters, none of which is material to GVI; (v) any entry into any lease, material contracts, services or advisory contracts, consulting arrangements or employment agreements, commitments or transactions (including without limitation any borrowing or capital expenditure); (vi) the execution or issuance of any note, bond, mortgage or other obligation; or (vii) any other event or condition of any character materially and adversely affecting the financial condition of GVI.
                  (d) Lack of Conflicts. The execution and performance of this Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Articles of Incorporation or By-Laws of GVI or of any existing agreement, indenture or other instrument to which GVI is a party or to which it may be bound or affected.
                  (e) Capitalization. The capitalization of GVI as of the Closing Date will be substantially as follows:
         Authorized                                    Issued and Outstanding
         100,000,000 shares of Common Stock                 6,260,6922
--------
2Includes shares presently issued and outstanding plus: (a) up to 225,700 shares to be converted from Class A Preferred; and (b) 3,942,550 authorized for issuance on July 25, 1997 to convert GVI Class B Preferred to be issued prior to the Closing Date. The parties acknowledge that the Board of Directors of GVI has recently rescinded 823,343 shares of Common Stock previously issued to American Resources and Development Co., a Utah corporation ("ARDCO") and is evaluating if any such shares should be reissued. In the event additional shares of Common Stock are issued to ARDCO, an appropriate adjustment will be made in the Conversion Ratio as provided for by Section 2 of this Agreement.

All shares of Common Stock and Preferred Stock issued and outstanding are duly authorized, validly issued, fully paid and nonassessable. The shares of GVI Common Stock issued under this Agreement to the USGCD Securityholders who received USGCD Common Shares in connection with the Golf Interests Acquisition (defined below) shall, in the aggregate, constitute not less than eighty-one percent (81%) of the total issued and outstanding shares of GVI's Common Stock immediately following such issuance. GVI has reserved, or will reserve, for issuance such number of shares of Common Stock necessary for the potential exchange or conversion of its outstanding Preferred Stock and exercise of the USGCD Options and consummation of the Reorganization as contemplated herein.
                  (f) Outstanding Options. There are not, except as disclosed herein, and will not be at any time prior to the Closing Date, any outstanding subscription rights, options, contracts, calls, demands or commitments of any type, kind or character relating to the capital stock of GVI.
                  (g) Corporate Approval of Transactions and Legal Compliance. All corporate action required of GVI has been or will be taken prior to the Closing Date and all tax reports and returns required to be filed by GVI have been or will be timely filed prior thereto. GVI has complied, and at all times until the Closing Date will comply, with all applicable state, Federal or local laws, including Federal and State securities laws, regulations or ordinances and will notify USGCD, immediately upon receiving any violation claim. GVI has not been notified, as of the date of this Agreement, that it has failed to so comply with any such requirements.

                  (h) No  Litigation.  Except  as  disclosed  and set  forth  on
SCHEDULE   7(h),   there  is  no  litigation  or   governmental   proceeding  or
investigation pending or, to the knowledge of GVI's officers or directors, threatened or in prospect against GVI, any of its officers, directors or principal shareholders or relating to its capital stock. GVI will notify USGCD promptly upon receipt of any such notification of any such initiated or threatened proceedings or litigation which may arise or be instituted at any time prior to the Closing Date.
                  (i) Charter Documents. Copies of GVI's Articles of Incorporation, all amendments thereof, By-Laws and all minutes of GVI are contained in the minute books which will be furnished to USGCD and its counsel as soon as practicable, but prior to the Closing Date; all additional minutes and other corporate documents of GVI adopted or executed subsequent to this Agreement, but prior to the Closing Date, will be furnished promptly to USGCD and its counsel.
                  (j) All Taxes Current. Except as disclosed on SCHEDULE 7(i), all Federal and state tax returns required to be filed for all fiscal years ended on or before December 31, 1996, if any, have been filed and the tax disclosed therein, if any, has been or will be paid prior to the Closing Date. No extensions of the applicable statutes of limitations have been, or will be, prior to the Closing Date, applied for or consented to by GVI without consultation with the officers or agents of USGCD.
                  (k) Assets Encumbrances. Except as previously disclosed and as set forth on SCHEDULES 7(k) and 7(aa), GVI has clear and unencumbered title to all of its properties. Prior to the Closing Date and except in the ordinary course of its business, GVI will not dispose of or encumber any of its property without the prior written consent of USGCD.
                  (l) No Material Breaches. Except as disclosed on SCHEDULE 7(1), GVI is not in material default under any material contract or obligation; and all third parties with whom GVI has contractual arrangements are in material compliance therewith and are not in material default thereunder.
                  (m) Employee Benefit Plans. Except as set forth in SCHEDULE 7(m), GVI does not have and, without the written consent of USGCD, will not prior to the Closing Date, adopt, any stock option or incentive or bonus or similar stock plans, life insurance, hospitalization insurance, profit sharing, pension or retirement benefit plans or arrangements or deferred compensation agreements whether or not legally binding, nor is GVI presently paying any pension or retirement allowance.
                  (n) Employment Agreements. GVI has not adopted and, except as provided for within this Agreement or without written consent of USGCD, will not prior to the Closing Date, adopt any employment or collective bargaining agreements in addition to those disclosed on SCHEDULE 7(n).
                  (o) Inspection of Records. At all times prior to the Closing Date, USGCD may inspect, copy and reproduce any tax returns, accounting and other records of GVI relating to its property and capitalization. GVI will afford to the officers and authorized representatives of USGCD access to the properties, books and records of GVI and furnish such information as USGCD and its counsel may from time to time reasonably request.

                  (p) Existing Insurance  Policies.  Except as disclosed and set forth on SCHEDULE 7(p), GVI does not carry any policies of fire, liability and other insurance as of the date of this Agreement. Prior to the Closing Date, GVI will maintain all existing polices in full effect.
                  (q) GVI Financial  Statements.  To the best  knowledge of GVI, the audited balance sheet of GVI for the fiscal year ended March 31, 1997 and the related statements of operations stockholders' equity and cash flows for the years ended March 31, 1997 and 1996, and the statements of income and notes thereto (collectively, the "GVI Financial Statements") and the unaudited interim financial statements attached hereto as SCHEDULE 7(q) accurately present the financial condition and the results of operations of GVI as of the dates thereof and were prepared in accordance with generally accepted accounting principles consistently applied. There are no material liabilities, either fixed or contingent, not reflected in such financial statements. GVI intends to shortly amend the GVI Financial Statements to reflect subsequent events occurring prior to Closing, including the Company's treatment of any ARDCO indebtedness for which there were issued (and later rescinded) 823,343 shares of GVI Common Stock and to make other corrections which GVI's management deems appropriate. USGCD will be provided with copies of all such amendments to the GVI Financial Statements.
                  (r) Shares Validly Issued without  Assessment or  Liabilities.
All of the shares of Common Stock as and when delivered as required pursuant to this Agreement will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof and will convey to the USGCD Securityholders good and valid title to such securities, free and clear of any liens, encumbrances or claims of any nature, contingent or otherwise, and will entitle the USGCD Securityholders to all the rights of holders of such securities, subject in each case to the restrictions on transferability imposed by the Securities Act and the rules and regulations of the United States Securities and Exchange Commission (the "SEC") promulgated thereunder.
                  (s) Accuracy of  Representations.  The  information  given and every representation, warranty and statement made or furnished by GVI hereunder is true and correct and does not contain a misstatement of a material fact or omit to state a material fact required in order to make such statements and representations, in light of the circumstances under which they are made, not misleading.
                  (t) Issuance of Additional Shares.  Prior to the Closing Date,
GVI will not cause or permit or agree to the original issuance of any class of equity or debt securities; provided, however, that notwithstanding this subsection 7(t), GVI may, prior to the Closing Date, issue up to 225,700 shares of its Common Stock to convert all of the issued and outstanding shares of GVI's Class A Preferred Stock to Common Stock.
                  (u)  Accuracy  of  Financial  Statements.  The  GVI  Financial
Statements provided pursuant to this Agreement, are, to the best knowledge of GVI, true and correct in all material aspects, and do not omit to state any material fact required or necessary to make such statements, in light of the circumstances in which they are made, not misleading; provided, however, that the fact that said financial statements do not reflect the issuance of the following additional shares of Common Stock, or the issuance of any shares of

Common Stock pursuant to the agreement referred to in subsection 7(t), shall not be construed as rendering such financial statements misleading:
                           (i)   Management  Stock.  GVI's  issuance  of 250,000
shares of its Common Stock to GVI management personnel on July 8, 1997, as authorized by GVI's Board on June 23, 1997;
                           (ii)  ARDCO Stock.  GVI's  issuance of 823,343 shares
of its Common Stock to ARDCO in exchange for cancellation of GVI's debt to ARDCO on July 8, 1997, as authorized by GVI's Board on June 23, 1997 (which share issuance was rescinded for further review by the Board of Directors of GVI on August 22, 1997); and
                           (iii) Series B Preferred.  The issuance  prior to the
Closing Date of 3,942,550 shares of its Common Stock to convert all of the issued and outstanding shares of GVI's Class B Preferred Stock to Common Stock as authorized by GVI's Board on July 25, 1997.
                           (iv)  All Liabilities  Disclosed on  GVI's  Financial
Statements. To the best knowledge, information and belief of GVI's management, there are no material liabilities, either fixed or contingent, not reflected in the GVI Financial Statements or disclosed on the Schedules attached hereto, except that there may be contracts or obligations incurred in the usual course of business not reflected therein which, if disclosed, would not materially adversely affect the financial condition of GVI as reflected in such statements.
                  (v) No Mergers Prior to Closing. Prior to the Closing Date, GVI's Board of Directors will not vote for or authorize the reorganization, recapitalization, merger, consolidation, stock split or other similar corporate action on behalf of GVI except as may be required to effectuate the terms and conditions of this Agreement.
                  (w) No New GVI Equity or Debt Securities. Prior to the Closing Date, GVI's Board of Directors will not vote for or authorize the creation of any other class of equity or debt security of GVI.
                  (x) Actions Not to be Taken Prior to Closing. Prior to the Closing Date, GVI will not, without the prior written consent of USGCD, do or agree to do any of the following:
                                    (i)     No  Indebtedness.  Create  or  incur
any indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm or corporation;
                                    (ii)    No  Encumbrances.  Create  or  incur
any mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of GVI's properties or assets except in the ordinary course of business or as required by the terms and conditions of its capital stock;
                                    (iii)   No   Contracts   or   Modifications.
Without the prior written consent of USGCD, which shall not be unreasonably withheld, make or become a party to any contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;
                                    (iv)    No Capital Expenditures. Without the
prior written consent of USGCD, which shall not be unreasonably withheld, make any material investment, acquisition, or any capital expenditure or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;
                                    (v)     No  Disposition of  Assets.  Without
the prior written consent of USGCD, which shall not be unreasonably withheld, sell or otherwise dispose of any of its assets except sales in the ordinary course of business;
                                    (vi)    No Dividends or Redemptions. Declare
or pay any dividend on, or make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock;
                                    (vii)   No Issuance of Securities. Except as
permitted by subsection 7(t), issue or sell any additional shares of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;
                                    (viii)  No Options. Grant any option or make
any commitment relating to the authorized or issued capital stock of GVI;
                                    (ix)    No  Management  Payments.   Pay   or
agree to pay, conditionally or otherwise, any pension or severance pay to any director, officer, agent or employee, or make any extraordinary advances to or increase the compensation of, any officers or employees;
                                    (x)     No  Improper Use of Assets.  Use any
assets or properties except for proper corporate purposes;

                                    (xi)    No  Change  in  Charter  or  Bylaws.
Without the prior written consent of USGCD, which shall not be unreasonably withheld, make any change in the Articles of Incorporation or By-Laws or effectuate any merger, reorganization, consolidation or other change affecting the GVI corporate structure, capitalization or existence except as permitted by subsections 7(t) and 7(u);
                                    (xii)   No  Banking  Change.  Change  any of
GVI's banking or safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business;
                  (y) No Undisclosed Liabilities. Except as otherwise disclosed in writing to USGCD, GVI has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are required to be reflected or reserved against in its balance sheet in accordance with generally accepted accounting principles consistently applied, except for liabilities and obligations fully reflected or reserved against in the GVI Financial Statements or incurred in the ordinary course of business and consistent with past practice since the date of the GVI Financial Statements;
                  (z) Material Contracts. SCHEDULE 7(aa) sets forth a complete list of all material contracts to which GVI is a party or to which GVI is subject that are not otherwise disclosed in this Agreement. GVI has provided USGCD with true and correct copies of all such agreements. To the best knowledge and belief of GVI, there are no significant oral agreements or arrangements and GVI is not in material default under any material contract or obligation and all third parties with whom GVI has contractual arrangements are in material compliance therewith and are not in material default thereunder;

                  (aa) Environmental Matters. To the best knowledge of GVI, none of the properties none of GVI's properties are or may be impaired by or subject to claims or restrictions resulting from the deposit of toxic or other hazardous materials on or near such properties. Further, to the best knowledge of GVI, none of its properties are or may be subject of any violation or restriction of any state or federal law, rule or regulation relating to the protection of the environment.
                  (bb) Continuing Accuracy. Each of the representations in this Section 7 shall be true and correct at the Closing Date.
         8. Covenants of USGCD and the Affiliated Shareholders. By virtue of its and their respective execution of this Agreement, USGCD and the Affiliated Shareholders hereby jointly and severally covenant and agree with GVI as follows:
                  (a) Subscription Agreements. On the Closing Date, each Affiliated Shareholder will deliver an executed subscription agreement and investment letter to GVI in the form annexed hereto as SCHEDULE 8(a) (the "Investment Letters") and will use its best efforts to cause each Option Holder and owner of the USGCD Securities to deliver an executed Investment Letter to GVI.
                  (b) Certificates. Each Affiliated Shareholder agrees and covenants to execute the certificate identified in Section 1 l(a)(iv) below.
                  (c) Golf Interests Acquisition. Prior to the Closing Date the Affiliated Shareholders will:
                           (i)      Acquisition   of  Interests.    Cause  USGCD
(through one or mare subsidiaries if it so elects) to acquire, pursuant to an offering or private placement memorandum that complies, in all material respects, with all applicable state and federal securities laws, through the issuance USGCD Common Shares in a number sufficient to constitute (after the issuance of such Common Shares and when aggregated with any USGCD Common Shares issued to retire the debt to the European Investors, defined below), not less than eighty-one percent (81 %) of all of the then issued and outstanding shares of each and every class of USGCD stock and holding not less than eighty-one percent (81%) of the total combined voting power of all issued and outstanding USGCD voting stock, the following interests (which are herein referred to as the "Golf Interests"):
                                    (A)     either  substantially  all   of  the
assets or, all of the issued and outstanding equity interests, in (i) NorthShore U.S. Golf, Inc., a Texas corporation, (ii) U.S. Golf (Plantation), Inc., a Florida corporation, (iii) U.S. Golf (Cutter Sound), Inc., a Florida corporation, (iv) U.S. Golf (Wedgefield), Inc., a Florida corporation, and (v) U.S. Golf (LP), Inc., a Florida corporation.
                                    (B)     all  of  the  general  and   limited
partner interests in (i) NorthShore Golf Partners, Ltd., a Texas limited partnership, (ii) NorthShore Development, Ltd., a Texas limited partnership,
(iii) Monteverde Property, Ltd., a Florida limited partnership, (iv) U.S. Golf Pinehurst Plantation, Ltd., a Florida limited partnership, (v) Cutter Sound Development, Ltd., a Florida limited partnership, (vi) Wedgefield Limited Partnership, a Michigan limited partnership, and (vii) FSD Golf Club, Ltd., a Florida limited partnership.
                           (ii)     European Indebtedness.  Cause all the issued
and outstanding indebtedness of USGCD and payable to any European lenders or investors in the Golf Interests (or to a trustee for the benefit of such lenders and investors) (the "European Investors"), whether or not evidenced by promissory notes issued by USGCD, as more particularly described on SCHEDULE 8(c) attached to this Agreement (the "European Debt"), in the aggregate principal sum of not less than $12,000,000 to be either converted into USGCD Common Shares or, if requested by a holder thereof, to be canceled upon payment of the underlying obligation and will use their best efforts to convert up to $18,000,000 of the European Debt.
                  For purposes of this Agreement, the acquisition of the Golf Interests and the conversion of the European Debt into USGCD Common Shares described in this Section 8(c) shall be referred to as the "Golf Interests Acquisition."
                  (d) Underwriting Agreement. USGCD and the Affiliated Shareholders shall use their best efforts to obtain, and prior to Closing, USGCD shall use its best efforts to have entered into, an engagement agreement with Oppenheimer & Co., Inc., in the form attached hereto as SCHEDULE 8(d).
                  (e) Legal Opinion. On the Closing Date, USGCD will furnish GVI with an opinion of securities counsel and corporate counsel in form and substance reasonably acceptable to GVI and GVI's securities counsel.
                  (f) Lock-up Agreement. On the Closing Date, all of the Affiliated Shareholders of USGCD will furnish GVI with an executed copy of the agreement annexed hereto as SCHEDULE 8(f) (the "Lock-Up Agreement") wherein and whereby each listed Affiliated Shareholder and each Nonaffiliated Shareholder owning, directly or indirectly, more than five percent (5 %) of the USGCD Common Shares agrees to a voluntary restriction against the sale, pledge, gift and/or other hypothecation and lock-up of his/its shares of Common Stock for a period of six (6) months from the Closing Date (the "Lock-Up Period") and on certain restrictions affecting disposition of such shares following the Lock-Up Period, on the terms and subject to the conditions set forth in the Lock-Up Agreement.
                  (g) Access to Records. At all times prior to the Closing Date, GVI through its duly authorized representatives, may inspect, copy and reproduce any tax returns, accounting and other records of USGCD relating to its property, assets or business. USGCD will afford to the officers and authorized representatives of GVI access to the properties, books and records and furnish such information as GVI and its counsel may from time to time reasonably request.
                  (h) Insurance Policies. If requested by GVI, USGCD will deliver to GVI an accurate and complete list and brief description of all policies of fire, liability, errors and omissions and other insurance carried by USGCD as of the date of this Agreement. USGCD will take all steps necessary to keep such policies in full force and effect through the Closing Date and will inform GVI of any changes in coverage or additional policies prior to the entering into such policies.
                  (i) Corporate Documents. Copies of USGCD's Certificate of Incorporation, all amendments thereto, By-Laws, and all minutes of USGCD are contained in the minute books which will be furnished to GVI and its counsel prior to the Closing Date; and all additional minutes and other corporate documents of USGCD adopted or executed subsequent to this Agreement, but prior to the Closing Date (none of which will diminish or dilute the rights of GVI hereunder), will be furnished to GVI and its counsel prior to the Closing Date.
                  (j) Furnishing of Audited Financial Statements. Prior to the Closing Date, USGCD shall cause an audited balance sheet, statements of operations and retained deficit, statements of cash flows and notes to financial statements for the twelve (12) months ended December 31, 1996 (the "USGCD Audited Financial Statements") which reflect the consummation of the Golf Interests Acquisitions as if such transaction had occurred as of such date and which accurately reflect the status of the business and assets of USGCD as of the date thereof. Upon the delivery of the USGCD Audited Financial Statements, the warranties and representations made by the Affiliated Shareholders and USGCD with regard to the USGCD Unaudited Financial Statements within this Agreement shall be deemed to apply with equal force and effect to the USGCD Audited Financial Statements.
                  (k) Employment Arrangements. Subject to Section 9(g) hereof, prior to the Closing Date, USGCD shall negotiate and execute a mutually satisfactory employment agreement for a term ending on December 31, 1998 with Duane H. Marchant pursuant to which Mr. Marchant, as Vice President-Western Region of GVI, will receive a salary of $72,000 per year and shall also be entitled to such equal participation in GVI's bonus, benefit and stock option plans as is afforded other officers of equal standing in GVI. The agreement shall be voidable at UGCD's option if Mr. Marchant should be notified that he has become the subject of an SEC investigation.
                  (l) Observance of Terms of Material Contracts. Following the Closing Date, the Affiliated Shareholders covenant that they will cause GVI to comply with the requirements of all mortgages applicable to the properties of

GVI as existing prior to the Closing Date. Prior to the Closing Date, the Affiliated Shareholders and USGCD covenant that they shall use their best efforts to cause U.S. Golf Communities, Inc. or USGD to advance such sums as are reasonably necessary to maintain such material contracts according to the terms thereof and to preserve the properties of GVI according to a mutually satisfactory budget to be prepared by the officers of GVI in consultation with USGCD and the Affiliated Shareholders. It is contemplated that GVI will provide USGCD a security interest in GVI's Washington County, Utah properties to secure USGCD's advances and will execute all documentation necessary thereto to perfect such interest.
         9. Covenants of GVI. By virtue of its execution of this Agreement, GVI hereby covenants and agrees with USGCD and the USGCD Securityholders as follows:
                  (a) Resignation of Directors and Officers. Effective as of the Closing Date, Bruce E. Frodsham shall resign from the GVI Board and the Board of Directors of GVI shall vote: (i) to nominate Warren Stanchina and Wolfgang Duren (the "USGCD Directors") to serve until the next annual meeting of stockholders of GVI; and (ii) in the event required by NASDAQ or any other exchange on which GVI seeks listing or if any underwriter should require the election of at least two (2) independent directors on GVI's Board, to expand the Board from three (3) members to at least five (5) members. GVI further agrees to include Warren Stanchina, Wolfgang Duren, and Duane H. Marchant in its proxy solicitation material to be submitted to GVI's stockholders in connection with GVI's next succeeding Annual Meeting of Stockholders unless any of the foregoing individuals shall have resigned as directors prior to such date. Mr. Marchant shall execute as part of his employment agreement, and separately at Closing, a resignation voiding his contract at UGCD's option if he becomes the subject of an SEC investigation.
                  (b) Legal Opinion. On the Closing Date, GVI will furnish USGCD with an opinion of securities counsel in a form reasonably acceptable to USGCD and its counsel.
                  (c) Secondary Trading. As soon as practicable after the Closing Date, GVI shall (i) take all steps necessary to facilitate the secondary trading of the Common Stock in the United States; (ii) file a registration statement with the SEC pursuant to Section 12 of the Securities Exchange Act of 1934, as amended; and (iii) apply for listing on NASDAQ or such other exchange deemed appropriate by the board of directors of GVI.
                  (d) Securities Law Compliance. GVI hereby covenants and agrees that at all times prior to the Closing Date, it will use its best efforts to insure that GVI shall at all times be in full compliance with the United States securities laws and the securities laws of such states in which GVI's securities are listed for secondary trading.
                  (e) Proxy Matters. GVI hereby covenants and agrees that prior to the Closing Date, it shall prepare and file a proxy statement in compliance with all applicable SEC regulations and hold a meeting of stockholders for the purposes (i) altering its capital structure to accommodate the Conversion Ratio;
(ii) adopting stock option plans substantially in the form of USGCD's Equity Incentives Options and USGCD Incentive Compensation Plans; and (iii) approving the Board composition and the Reorganization, if required by state law, provided for herein effective at Closing. GVI expressly covenants that no options under the foregoing stock option plans shall be issued prior to the Closing Date and that it shall consult with USGCD and its counsel as to the form and content of the foregoing proxy statement.
                  (f) Amendment of SEC Filings. GVI hereby covenants and agrees to promptly take such actions as are required to comply with any outstanding SEC comments to its Form 10-SB, filed September 11, 1996, and to promptly amend that certain Form 10-KSB, filed on July 15, 1997, in compliance with all applicable securities laws. It is expressly covenanted and agreed by GVI that the foregoing amendments to its Form 10-KSB shall include an amendment to its financial statements as filed therewith to take into account any subsequent issuances or rescissions of securities by GVI and any tax effects relating thereto.
                  (g) Officers' Resignations. GVI hereby covenants and agrees that in the event that prior to, or following the Closing Date, Duane H. Marchant should be formally notified that he is the subject of an investigation by the SEC or any other agency of the United States Government, such individual will promptly resign as an officer and/or director of GVI.
         10.  Registration Rights.
                  (a) "Piggy-back Rights." If at any time, or from time to time, GVI proposes to file a registration statement on any appropriate form (a "Registration Statement") (other than in connection with an exchange offer or a registration statement on Form S4 or S-8 or at the demand of, or on behalf of, any shareholder of GVI) under the Securities Act with respect to any Common Stock for sale to the public for its own account which would permit registration of Common Stock held (for the purposes of this Section 10 "Registrable Securities"), or to be received upon the exercise of any option, by the USGCD Securityholders, Banque SCS, Olympus Investments and Miltex Industries (collectively for the purposes of this Section 10, the "Holder(s)"), GVI shall:
                           (i)      Notice.  Promptly give to the Holders notice
thereof (which shall include a list of the jurisdictions in which GVI intends to attempt to qualify the Registerable Securities under the applicable blue sky or other state securities law); and
                           (ii)     Inclusion   of   Shares.  Include   in  such
registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities held, or to be received upon the exercise of any option by the Holders specified in a written request or requests by the Holders made within 20 days after receipt of such notice from GVI.
                  (b) Underwriting Agreement. If the registration of which GVI gives notice is for a registered public offering involving an underwriting, GVI shall so advise the Holders as a part of the notice given pursuant to Section 10(a)(i). In such event, the right of the Holders to registration pursuant to this Section 10 shall be conditioned upon the Holders' participation in such underwriting and the inclusion of the Holders in the underwriting to the extent provided herein. The Holders shall (together with GVI and the other Holders of Registrable Securities distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriters selected for such underwriting by GVI. Each Holder shall not be required to make any representations or warranties to GVI or the underwriters other than those relating to such Holder, his/its Registrable Securities then held, or those to be received upon the exercise of any options and the intended method of distribution and information about the Holder provided by such Holder for use in the Registration Statement.
                  (c) Exclusion of Shares. Notwithstanding any other provision of this Section 10, if the registration is an underwritten primary registration on behalf of GVI and the managing underwriters of such offering determine in good faith that the aggregate amount of Common Stock which the Holders, GVI and any other holders of registration rights propose to include in such Registration Statement exceeds the maximum amount of Common Stock that could practicably be included therein, GVI will include in such registration, first, the Common Stock which GVI proposes to sell, second, the Common Stock to be sold for the account of any holders entitled to demand registration, and third, the Registrable Securities held, or those to be received upon the exercise of any options, by the Holders and the Common Stock of any holders of other piggyback registration rights, if any, which can practicably be included therein, pro rata among all such holders, taken together, on the basis of the relative amount of Common Stock owned by the Holders exercising registration rights pursuant to this
Section 10 and such other holders who have requested that Common Stock owned by them be included.
                  (d) Withdrawal. GVI may withdraw any Registration Statement at any time before it becomes effective, or postpone the offering of Common Stock, without obligation or liability to the Holders.
                  (e) "Blackout Period." The Holders agree, if requested by the managing underwriters in an underwritten offering of which any of their Registrable Securities are a part, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 under the

Securities Act (except as part of such  underwritten  registration),  during the
10-day period prior to, and during the 120-day period beginning on, the effective date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by GVI or the managing underwriters; provided, however, that all officers and directors of GVI and all other persons with registration rights (whether or not pursuant to this Section
10) enter into similar agreements. In order to enforce the foregoing covenant, GVI may impose stop-transfer instructions with respect to the Registrable Securities held, or to be received upon the exercise of any options by the Holders until the end of such period.
                  (f) Selling  Expenses.  All Registration  Expenses (as defined below) incurred in connection with any registration, qualification or compliance pursuant to this Section 10 shall be borne by GVI. All Selling Expenses (as defined below) incurred in connection with any registrations hereunder shall be borne by the Holders of the Registrable Securities so registered pro rata on the basis of the number of shares so registered. For purposes of this Section 10(f) "Registration Expenses" shall mean all expenses incurred by GVI in complying with this Section 10 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for GVI, reasonable fees and disbursements of a single special counsel for the registering Holders and all other holders of Common Stock to be registered, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of GVI's regular employees which shall be paid in any event by GVI) and (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.
                  (g)   Registration   Information.   In  the   case   of   each
registration,  qualification  or  compliance  effected  by GVI  pursuant to this
Section 10, GVI will keep the registering Holders advised in writing as to the qualification and compliance and as to the completion thereof. At its expense GVI will:
                           (i)      Effective  Status.  Keep  such  Registration
Statement in effect and maintain compliance with each Federal and State law or regulation for a period of one hundred and twenty (120) days or until the Holders have completed the distribution described in the Registration Statement relating thereto, whichever occurs first; and
                           (ii)     Prospectus Delivery.  Furnish such number of
prospectuses and other documents incident thereto as the Holders from time to time may reasonably request.
                  (h) Completion of  Information.  No Holder may  participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and (iii) furnishes to GVI such information regarding such person and the distribution proposed by such person as GVI may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 10.

                  (i) Expiration of Rights. All rights and duties provided for in this Section 10 shall terminate on the date two years from the closing date of the initial underwritten public offering of Common Stock. In addition, the right of any Holder to request inclusion in any registration pursuant to this
Section 10 shall terminate on the closing of the first GVI initiated registered public offering of Common Stock if all shares of Registrable Securities held, or to be received upon the exercise of options, by such Holder may immediately be sold under Rule 144 during any ninety (90) day period, or on such date after the closing of the first such GVI initiated registered public offering of Common Stock all GVI shares may immediately be sold under Rule 144 during any ninety
(90) day period. Notwithstanding the foregoing, in the event that any Holder was previously excluded from including Registrable Securities on any Registration Statement pursuant to Section 10(c), such shares as have been previously excluded shall be eligible for inclusion under this Section 10.
                  (j) Insider Limitations. Notwithstanding the above provisions of this Section 10, any registration rights which are conferred by this Section 10 on any Affiliated Shareholders will be subject to the provisions of the Lock-up Agreement and such Affiliated Shareholders will not be entitled to enforce their registration rights during the Lock-up Period. Furthermore, following the expiration of the Lock-up Period, an Affiliated Shareholder who is also a USGCD Securityholder, ARDCO, or any GVI officer, director or over five percent (5%) shareholder of GVI (determined after the issuance of Common Stock in exchange for USGCD Common Shares pursuant to this Agreement) shall not be entitled to register more than twenty percent (20%) of the Registrable

Securities held by him/it, or to be received by him/it upon the exercise of any warrant or option, during any given calendar year.
         11.      Conditions Precedent to Closing.
                  (a) GVI's Conditions Precedent.  All of the obligations of GVI under and pursuant to this Agreement are and shall be subject to the representations and warranties of USGCD and USGCD Securityholders being true and correct in all material respects on the Closing Date except for such representation and warranties that are expressly given as of a specific date or as of the date hereof and the delivery to GVI, prior to or on the Closing Date of each of the following:
                           (i)      Stock       Certificates.       Certificates
representing all of the USGCD Common Shares in proper transferable form, endorsed in blank, with signatures guaranteed and with all necessary documentary transfer tax stamps affixed;
                           (ii)     Officer's   Certificates.    A   certificate
signed by the President and Secretary of USGCD, dated as of the Closing Date, to effect that (a) the representations and warranties of USGCD set forth in Section 6 hereof, and elsewhere in this Agreement are true and correct in all material respects except for such representations and warranties that are expressly given as of a specific date or as of the date hereof; (b) that all of the conditions set forth in Sections 8(c) and 8(d) have been satisfied;
                           (iii)    Resolutions.   A   certified   copy  of  the
resolution of USGCD's Board of Directors authorizing the execution, delivery and performance of this Agreement;
                           (iv)     Affiliated   Shareholder   Certificates.   A
certificate signed by the Affiliated Shareholders, dated the Closing Date, to the effect its representations and warranties, set forth in Section 5 and elsewhere in the Agreement are true and correct except for such representations and warranties that are expressly given as of a specific date or as of the date hereof;
                           (v)      Financial  Statements.  The  USGCD   Audited
Financial Statements reflecting a minimum net book value of USGCD's properties of twelve million dollars ($12,000,000) and containing an unqualified opinion of USGCD's independent accountant together with the USGCD Unaudited Financial Statements (which shall contain no material change in the financial condition of USGCD since the date of the Audited Financial Statements, other than authorized by or reflected within this Agreement);
                           (vi)     Good  Standing.    A  Certificate  of   Good
Standing of USGCD from the Delaware Secretary of State dated within ten (10) days of the Closing Date;
                           (vii)    Tax  Certification.  A  certificate from the
Delaware equivalent of the Department of Taxation and Finance evidencing payment of all outstanding taxes due to the State of Delaware;
                           (viii)   Employment  Agreement.  An executed  copy of
the Employment Agreement with Mr. Duane H. Marchant as provided for within this Agreement;
                           (ix)     Investment  Letters.  Each  executed copy of
the Investment Letters from each Holder of the USGCD Securities;
                           (x)      Legal  Opinions.  Opinions  of corporate and
securities counsel, to USGCD, in form and substance reasonably satisfactory to GVI and its counsel;
                           (xi)     Cold   Comfort  Letter.   A  "Cold  Comfort"
Letter from USGCD's independent certified public accountants to the effect that between the date of the latest unaudited financial statement of USGCD and the

Closing Date, there has been no material adverse change in the financial condition of USGCD, results from operations or the stockholders equity of USGCD;
                           (xii)   Lock Up Agreement.  An executed  copy of  the
Lock-Up Agreement from each of the Affiliated Shareholders in form and substance satisfactory to GVI;
                           (xiii)  Satisfaction of  Covenants.  Satisfaction  of
any and all other covenants of USGCD and the Affiliated Shareholders to be satisfied on or before the Closing, as contained in Sections 5, 6 and 8 above.
                  (b) Conditions Precedent of USGCD. All of the obligations of USGCD and the USGCD Securityholders under and pursuant to this Agreement are and shall be subject to the representations and warranties of GVI being true and correct at the Closing Date except for such representations and warranties that are expressly given as of a specific date or as of the date hereof and the fulfillment prior to or on the Closing Date of each of the following:
                           (i)      Stock  Certificates.  Certificates  for  the
shares of Common Stock in such names and in such denominations as the USGCD Securityholders shall have indicated to GVI in writing or else in the names shown, and in approximately ten (10) blocks of approximately 10% each of the amounts shown for each USGCD Securityholder set forth on EXHIBITS 1 AND 2 but rounded off to 1,000 share blocks and/or 100 share round lots to the greatest extent practicable.

                           (ii)     Officer's  Certificates.  A  certificate  by
the President and Secretary of GVI, dated the Closing Date, to the effect that the representations and warranties of GVI set forth in Section 7 and elsewhere in this Agreement are true and correct except for such representations and warranties that are expressly given as of a specific date or as of the date hereof;
                           (iii)    Resolutions.  Certified copies of minutes or
written consent of the Board of Directors of GVI authorizing the execution, delivery and performance of this Agreement and the consummation of this transaction;
                           (iv)     Legal  Opinions.   Delivery  to   USGCD   of
opinions of corporate and securities counsel of GVI, in form and substance reasonably satisfactory to USGCD and its counsel:
                           (v)      Cold Comfort Letter.  Delivery to USGCD of a
"Cold Comfort" Letter from GVI's independent certified public accountants to the effect that between the date of the GVI Audited Financial Statements and the Closing Date, there has been no material adverse change in the financial condition of GVI, results from operations or the stockholders equity of GVI;
                           (vi)     Board  Composition.  A  certificate  of  the
President and Corporate Secretary of GVI certifying that, effective as of the Closing, the Board of Directors of GVI shall consist of the following individuals: Warren Stanchina (Chairman), Wolfgang Duren and Duane H. Marchant;
                           (vii)    Satisfaction  of SEC  Requirements.  GVI (A)
shall have complied with all outstanding comments of the SEC regarding its Form 10-SB, (B) shall have amended its Form 10-SB (to the extent and/or including the requirement that its Financial Statements be amended to reflect as an subsequent event note the securities issuance and rescissions made prior to Closing), (C) shall have conducted, on SEC approved proxy materials, a stockholder's meeting
(i) entitling it to modify its capital structure to enable it to effect the Reorganization, (ii) adopting stock option plans as outlined before in Section 9(e) of this Agreement; and (iii) approving the Board composition and Reorganization, to the extent required by applicable state law, provided for herein effective as of the Closing, and (D) shall have issued Press Releases and/or filed any required Forms 3 and 4 and Reports on Form 8-K and Schedules 14D, or Schedules 13D, to reflect changes in management and/or control which occurred or, if reportable, which were agreed upon prior to Closing.
                           (viii)   Satisfaction of  Covenants.  Satisfaction of
any and all other covenants of GVI to be satisfied on or before Closing, as contained in Sections 7 and 9 above.
                           (ix)     Good  Standing.  A   certificate   of   Good
Standing of GVI from the Utah Department of Commerce, Division of Corporations and Commercial Code, dated within ten (10) days of the Closing.
                           (x)      Tax Certificate.  A certificate  of the Utah
Department of Taxation and Finance evidencing payment of all outstanding taxes due to the State of Utah.
                           (xi)     Shareholder Matters.  An executed agreement,
effective upon Closing, reasonably satisfactory to USGCD and its counsel with any alleged "control persons" of GVI and the furnishing of documentary evidence reasonably satisfactory to USGCD and its counsel that no pre-Reorganization shareholder of GVI will beneficially own or control a greater than 4.9% interest in GVI post-Reorganization.
         12. Indemnification by GVI, USGCD and the Affiliated Shareholders. GVI, USGCD and the Affiliated Shareholders hereby jointly and severally agree to hold each other harmless from any and all loss, cost, expense, liability or damage, including reasonable attorney's fees, resulting from any inaccurate representation made, respectively, by any such party in this Agreement, breach of any warranty herein made and breach or default in performance of any of the covenants which the parties are to perform hereunder; provided, however, no claim may be made under this Agreement for breach of warranty or covenant, or seek any indemnification with regard thereto until such time as there has been an aggregate of Twenty-Five Thousand ($25,000) damages incurred by the claiming party. All claims made hereunder must be made within thirty-six (36) months of the Closing hereunder or they shall be deemed waived.
         13. The USGCD Securityholders' Investment Intent. The Affiliated Shareholders have been advised, and by the execution of this Agreement, hereby agree, accept and acknowledge:
                  (a) Private Issuances. That none of the shares of Common Stock to be delivered hereunder shall have been registered under the Securities Act or under state securities law, and that both GVI and its present management are relying upon an exemption from registration based upon the investment and other representations of the Affiliated Shareholders. In this regard, the USGCD Securityholders hereby and represent, covenant and warrant severally, not jointly, that:

                           (i)      Investment Purposes.  They are acquiring the
shares of Common Stock issuable hereunder for investment purposes and without any view to the transfer or resale thereof and that such shares shall not be sold, transferred, assigned, pledged or hypothecated in any violation of the Securities Act, or the applicable securities laws of any state; and
                           (ii)     Present Intent.  They have no present reason
to anticipate any change in their circumstances or any other particular occasion or event which would cause them to sell the shares of Common Stock, subject, however, to the disposition of such property at all time being within its exclusive control.
                  (b) Restrictive Legend. The USGCD Securityholders further covenant and agree that the certificates representing all of the shares of Common Stock to be delivered pursuant to this Agreement, shall bear a restrictive legend in substantially the following form:
                  "The Shares represented by this certificate have not been registered under the Securities Act of 1933 as amended. They may not be sold, assigned or transferred in the absence of an effective registration statement for the Shares under the said Securities Act, receipt of a 'no action' letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Corporation that registration is not required under said Securities Act."

         14. Access and Information. Each party hereto shall afford to other party's accountants, counsel and other duly authorized representatives access, during normal business hours and on reasonable advance notice, during the period after execution of this Agreement and prior to the Closing Date, the right to make copies of all properties, books, contracts, commitments and records

(including but not limited to tax returns). In addition, each party shall furnish promptly to the other party: a copy of each report, Schedule and other document file received by it pursuant to the requirements of Federal or state securities laws; a copy of any summons, complaint, petition, notice of hearing or notice of the commencement of any governmental or administrative investigation; and all other information concerning its business, properties and personnel as may reasonably be requested; provided, however, that no investigation pursuant to this Section 14 shall affect any representations or warranties or the conditions to the obligations of the parties to consummate a transaction referenced herein. In the event of a termination of this Agreement whether in accordance with the provisions of Section 17 or otherwise, each party shall return to the party furnishing information all documents, work papers and other material obtained by or on its behalf as a result of this Agreement or in connection herewith whether obtained before or after the execution hereof, and the party receiving such information from the party furnishing same shall hold such information in confidence until such time as such information is otherwise publicly available.
         15. Expenses. Regardless of whether or not the transaction contemplated herein is consummated, each party shall promptly pay, shall be responsible for, and account for on its respective financial statements all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.
         16. Closing Date. The closing of the transaction contemplated herein (the "Closing") shall take place in person, by mail or otherwise and be consummated as soon as practicable after the execution of this Agreement but in no event later than seventy-five (75) calendar days after execution of this Agreement by all parties or any earlier date which is ten (10) days following a favorable GVI Shareholder's vote on the Reorganization, if required by applicable state law, (the "Closing Date"). In the event the Closing does not occur on or before the foregoing date and unless extended by mutual consent, GVI, USGCD and the USGCD Securityholders shall return all information and documentation exchanged or delivered hereunder to the party or parties furnishing the same and this Agreement shall thereafter be and be deemed to be null and void and of no further force or effect.
         17.      Termination.
                  (a)      Termination By  Either Party.  This Agreement  may be
terminated by either party hereto if:
                           (i)      Failure to Close. The Closing referred to in
Section 16 hereof shall not have occurred on or prior to the date specified therein;
                           (ii)     Failure  to  Comply  with   Representations,
Warranties or Covenants. The representations, warranties, and agreements, conditions or covenants to be complied with or performed by any party hereto, on or before the Closing Date, shall not, in any material respect, been complied with or performed and such material non-compliance or nonperformance shall not have been waived by the party giving notice of termination or shall not have been cured by the defaulting party nor cure thereof commenced and diligently prosecuted thereafter by such party after ten (10) days after written notice of such material non-compliance or non-performance is given by the non-defaulting party; or
                           (iii)     Governmental  Action.  If any  governmental
action is commenced which prohibits the consummation of the Reorganization or the consummation of any transaction necessary to the completion of such Reorganization.

                  (b) Mutual Consent. This Agreement may be terminated at any time prior to the Closing Date by the mutual consent of the Board of Directors of both GVI and USGCD.
         18. Effect on Termination. In the event of termination of this Agreement as provided in Section 17, this Agreement shall forthwith become null and void and there shall be no further liability on the part of GVI or USGCD or its respective officers or directors. Termination of this Agreement by either GVI or USGCD as a result of the breach of the terms and conditions hereof by the other shall not relieve any party of any liability for a breach of, or for any misrepresentation under this Agreement, or be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach or misrepresentation.
         19. Exclusive Negotiation Period. Recognizing that each of the parties will incur substantial expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement, prior to the Closing Date, GVI and USGCD and the Affiliated Shareholders all agree to negotiate exclusively with the other party to this Agreement concerning the matters contemplated by this Agreement (including all related matters that would materially affect either party's ability to enter into and close the transactions contemplated by this Agreement) (the "Exclusive Negotiation Period"). Without limiting the generality of the foregoing, GVI, USGCD or the Affiliated Shareholders will not, during the Exclusive Negotiation Period, make an offer to, or accept, solicit or recommend an offer from, any other party concerning the sale or other transfer of a controlling interest in its equity interests, any merger or consolidation or other form of business combination, or the sale or assignment of all or substantially all of its assets. In addition, USGCD and the Affiliated Shareholders agree that they will cause the entities which comprise the Golf Interests (as defined above) to comply with the restrictions imposed by this Section 19.
         The covenants set forth in this Section 19 are separate and independent from the covenants and agreements set forth elsewhere in this Agreement and restate a binding obligation of the parties as agreed to in the letter of intent dated June 24, 1997 and the invalidity or unenforceability of one or more of the provisions or covenants of this Section 19 shall not affect the validity or enforceability of the remainder of this Agreement. Each party agrees that the other will or would suffer irreparable injury if it were to violate any of the provisions of this Section 19, and that in the event of a breach by either party of any of the provisions of this Section 19, the other shall (in addition to all other rights and remedies available to it, including, without limitation, recovery of damages) be entitled to an injunction restraining such breach without necessity or requirement of the posting of bond in connection therewith. If any party breaches its obligations under this paragraph, such party shall reimburse the other on demand for all reasonable out-of-pocket costs and expenses incurred in connection with the transaction, including attorney fees and any costs and expenses incurred in enforcing its rights under this paragraph, together with interest on all reimbursable costs and expenses, from the date when incurred until the date when reimbursed, at the annual rate provided by Delaware law for the payment of interest on judgments.

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

         20. Meaning of "Material." As used herein, the term "material" shall be construed in its generally accepted Federal securities law context.
         21. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
         22. Waiver. At any time prior to the Closing Date each of, the parties hereto, by action taken by its respective Boards of Directors and accepted in writing by the other parties, may: (i) extend the time for the performance of any party; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party and accepted in writing by the other parties. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty, representation or guaranty contained herein.
         23. Broker and Investment Banking Fees. GVI, USGCD and the Affiliated Shareholders represent and warrant that they have not engaged the services of any broker, finder or other person of similar kind who might be due compensation as a result of the transactions contemplated herein except as set forth on
SCHEDULE 23, attached hereto and made a part hereof. Except for the compensation stated and the party responsible to pay same as indicated in SCHEDULE 23, the payment of which shall be the sole and complete responsibility of the party so

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

indicated, GVI, USGCD and the Affiliated Shareholders agree to hold and indemnify each other harmless from and against claims by any third party due compensation as a finder.
         24. Binding Effect. All of the terms and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the respective heirs, representatives, executors, administrators, successors and assigns of the parties hereto. This Agreement shall not be assignable under any circumstances.
         25. Entire Agreement. Each of the parties hereto, covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the parties hereby with respect to the subject matter of this Agreement and that there exists no oral agreement or understanding express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, impaired or affected. There are no representations and warranties other than those set forth herein.
         26. Governing Law. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of Delaware, irrespective of the place of domicile or residence of any party.
         27. Arbitration. The parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Agreement, any and all claims arising out of or relating to this Agreement shall be settled by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located within Orlando, Florida before a single arbitrator, except as provided below. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The parties hereby agree and

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

consent that service of process outside Orlando, Florida in any such arbitration proceeding outside Orlando, Florida shall be tantamount to service in person within the State of Florida and shall confer personal jurisdiction on the American Arbitration Association. In any dispute where a party seeks Fifty Thousand Dollars ($50,000.00) or more in damages, three (3) arbitrators will be employed. In resolving all disputes between the parties, the arbitrators will apply the law of the State of Delaware, except as may be modified by this Agreement. The arbitrators are, by this Agreement, directed to conduct the arbitration hearing no later than three (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery or other non trial disputes by such prehearing conferences as may be needed. All parties agree that the arbitrators and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing, if a dispute arises out of or related to this Agreement, or the breach thereof, before resorting to arbitration the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association.
         28. Originals. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.
         29. Notices. Any notice hereunder shall be given, and any instrument delivered, four days after being mailed or registered certified mail, postage prepaid, or 24 hours after such notice has been sent by straight telegram, telex, facsimile or other means of instantaneous transmission, charges pre-paid as follows:

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

         NAME                               ADDRESS
If to GVI                                   Attn: Duane H. Marchant
                                            102 West 500 South, Suite 400
                                            Salt Lake City, Utah 84101
                                            801-363-8486
                                            801-363-8487 facsimile

with a simultaneous copy to:                Lorin E. Patterson, Esq.
                                            Suitter Axland, P.C.
                                            175 South West Temple, Suite 700
                                            Salt Lake City, Utah 84101
                                            801-532-7300
                                            801-532-7355 facsimile

If to USGCD and the USGCD                   Attn: Mr. Warren Stanchina
Security Holders within                     255 South Orange Ave. Suite 1515
twelve (12) months following                Orlando, Florida 32801
the Closing:                                407-245-7557
                                            407-245-7585 facsimile

with a simultaneous copy to:                James R. Leone, Esq.
                                            1275 Lake Heathrow Lane
                                            Heathrow Florida 32746
                                            407-805-9200
                                            407-805-9030 facsimile

         30. Release of Information. In light of the nature and extent of the conditions precedent to the parties' obligations hereunder, the parties hereby agree that any and all releases of public information concerning this transaction shall be made only with the mutual consent in writing of both USGCD and GVI as to form, content and kind. It is contemplated by the parties hereto that the parties shall issue a press release promptly following the execution of this Agreement.
         31. Separability. If any term or provision of this Agreement, including Exhibits or Schedules hereto, or the application thereof to any person, property or circumstances, shall to any extent be invalid or unenforceable, such provision shall be invalid or unenforceable only to the extent of such

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

invalidity or unenforceability and the parties to this Agreement shall promptly consult and attempt in good faith to agree on a legally acceptable modification that gives effect to the commercial objectives of the invalid or unenforceable provision. The remainder of this Agreement, including the Exhibits and Schedules, or the application of any unenforceable or invalid term or provisions to persons, property or circumstances, other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement and the Exhibits and Schedules shall be valid and enforced to the fullest extent permissible by law.
         32. Captions. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed a part of the context, nor affect the interpretation of this Agreement.
         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.
                                    GOLF VENTURES, INC.

                                    By:
                                        -----------------------------
                                        Duane H. Marchant, President


                                    U.S. GOLF COMMUNITIES, INC.



                                    By:
                                       ------------------------------------
                                        Warren J. Stanchina, President

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

                         LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

         EXHIBIT 1 -- Affiliated Shareholders
         EXHIBIT 2 -- Nonaffiliated Shareholders
         EXHIBIT 3 -- Option Holders

SCHEDULES

         SCHEDULE 5(e)        UGCD Unaudited Financial Statements
         SCHEDULE 5(f)        Material Adverse Facts
         SCHEDULE 5(i)        Affiliated Shareholder Loans
         SCHEDULE 5(m)(i)     Indebtedness by GCA
         SCHEDULE 6(a)        GCA's Equity Interest in any Other Entity
         SCHEDULE 6(j)        No Material Adverse Changes
         SCHEDULE 6(k)        Out of Ordinary Course Payments by GCA
         SCHEDULE 6(1)        Control Persons Distributions
         SCHEDULE 6(m)        Unpaid Taxes of GCA
         SCHEDULE 6(n)        Encumbrances on GCA's Assets
         SCHEDULE 6(o)        Material Breaches
         SCHEDULE 6(p)        Life Insurance and Benefit Plans of GCA
         SCHEDULE 6(q)        Employment Agreements
         SCHEDULE 6(r)        Undisclosed Material Liabilities of GCA
         SCHEDULE 6(z)        Necessary Governmental Approval
         SCHEDULE 6(bb)       UGCD Bank Accounts
         SCHEDULE 6(cc)       Material Contracts
         SCHEDULE 7(c)        Material Adverse Change, etc.
         SCHEDULE 7(h)        Litigation
         SCHEDULE 7(j)        GVI Unpaid Taxes
         SCHEDULE 7(k)        GVI Encumbrances
         SCHEDULE 7(1)        Material Defaults
         SCHEDULE 7(m)        Employee Benefit Plans
         SCHEDULE 7(n)        Employment and Collective Bargaining Agreements
         SCHEDULE 7(p)        Existing Insurance Policies
         SCHEDULE 7(q)        GVI Financial Statements
         SCHEDULE 7(aa)       GVI Material Contracts
         SCHEDULE 8(a)        Investment Letters
         SCHEDULE 8(c)        European Debt
         SCHEDULE 8(d)        Underwriting Agreement
         SCHEDULE 8(f)        Lock-Up Agreement
         SCHEDULE 23          Brokers Fees

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

                         LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

         EXHIBIT 1 -- Affiliated Shareholders
         EXHIBIT 2 -- Nonaffiliated Shareholders
         EXHIBIT 3 -- Option Holders

SCHEDULES

         SCHEDULE 5(e)        GCA Unaudited Financial Statements
         SCHEDULE 5(f)        Material Adverse Facts
         SCHEDULE 5(i)        Affiliated Shareholder Loans
         SCHEDULE 5(m)(i)     Indebtedness by GCA
         SCHEDULE 6(a)        GCA's Equity Interest in any Other Entity
         SCHEDULE 6(j)        No Material Adverse Changes
         SCHEDULE 6(k)        Out of Ordinary Course Payments by GCA
         SCHEDULE 6(1)        Control Persons Distributions
         SCHEDULE 6(m)        Unpaid Taxes of GCA
         SCHEDULE 6(n)        Encumbrances on GCA's Assets
         SCHEDULE 6(o)        Material Breaches
         SCHEDULE 6(p)        Life Insurance and Benefit Plans of GCA
         SCHEDULE 6(q)        Employment Agreements
         SCHEDULE 6(r)        Undisclosed Material Liabilities of GCA
         SCHEDULE 6(z)        Necessary Governmental Approval
         SCHEDULE 6(bb)       GCA Bank Accounts
         SCHEDULE 6(cc)       Material Contracts
         SCHEDULE 7(c)        Material Adverse Change, etc.
         SCHEDULE 7(h)        Litigation
         SCHEDULE 7(j)        GVI Unpaid Taxes
         SCHEDULE 7(k)        GVI Encumbrances
         SCHEDULE 7(1)        Material Defaults
         SCHEDULE 7(m)        Employee Benefit Plans
         SCHEDULE 7(n)        Employment and Collective Bargaining Agreements
         SCHEDULE 7(p)        Existing Insurance Policies
         SCHEDULE 7(q)        GVI Financial Statements
         SCHEDULE 7(aa)       GVI Material Contracts
         SCHEDULE 8(a)        Investment Letters
         SCHEDULE 8(c)        European Debt
         SCHEDULE 8(d)        Underwriting Agreement
         SCHEDULE 8(f)        Lock-Up Agreement
         SCHEDULE 23          Brokers Fees

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